FEDERATED STOCK TRUST____________________________________________

Supplement to Prospectus dated December 31, 1998 (Reprinted January 29, 1999)


Effective October 1, 1999, Kevin R. McCloskey has been added as a Portfolio Manager for this Fund. Accordingly, please add the following biographical information under the section entitled "Who Manages the Fund?" on page 10.

"Kevin R. McCloskey

Kevin R. McCloskey was named a portfolio manager of the Fund in October 1999. Mr. McCloskey joined Federated in 1999 as a Portfolio Manager and is a Vice President of the Fund's Adviser. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr.
McCloskey is a Chartered Financial Analyst. He earned his M.B.A. with concentrations in investment management and quantitative methods from the University of Dayton."

Michael P. Donnelly remains as Portfolio Manager of the Fund.




                                                              October 1, 1999



Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400


Cusip 313900102

G  01406-8(10/99)





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